SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549

                           FORM 8-K

                         CURRENT REPORT

                Pursuant to Section 13 or 15(d)
            of the Securities Exchange Act of 1934



                 Date of Report:  May 10, 1996



           THE LOUISIANA LAND AND EXPLORATION COMPANY
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     (Exact name of registrant as specified in its charter)


          MARYLAND                1-959          72-0244700
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(State or other jurisdiction   (Commission    (I.R.S. Employer
     of incorporation)         File Number)  Identification No.)



         909 Poydras Street
        New Orleans, Louisiana                         70112
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(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: 504-566-6500
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Item 5.     Other Events

            (a)   Issuance of Capital Stock Purchase Rights

            On May 9, 1996, the Board of Directors of THE LOUISIANA LAND AND EXPLORATION COMPANY (the "Company") approved a number of amendments to and restated the Rights Agreement, dated as of May 25, 1986, (the "Rights Agreement") between the Company and First Chicago Trust Company of New York, as successor Rights Agent.

            The form of Rights Agreement between the Company and First Chicago Trust Company of New York specifying the terms of the Rights, and the press release is attached hereto as an exhibit and is incorporated herein by reference.

Item 7.     Financial Statements and Exhibits

            Exhibit No.             Description
            -----------             -----------

            4 Form of Amended and Restated Rights Agreement dated as of May 9, 1996 between the Company and First Chicago Trust Company of New York, as Rights Agent.

            99.1                    Press Release dated May 9, 1996.

























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
                                 SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to a report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          THE LOUISIANA LAND AND
                                          EXPLORATION COMPANY


Date:  May 10, 1996             By: /s/ Frederick J. Plaeger, II
                                    --------------------------------------
                                    Name:  Frederick J. Plaeger, II
                                    Title: Vice President, General
                                            Counsel and Corporate
                                            Secretary



































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
                               EXHIBIT INDEX


Number            Description                                          Page
- ------            -----------                                          ----
 4                Form of Amended and Restated Rights
                  Agreement dated as of May 9, 1996 between the Company and First Chicago Trust
                  Company of New York, as Rights Agent.

99.1              Press Release dated May 9, 1996.








































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